NATURAL GAS RISK MANAGEMENT ADVISORY AGREEMENT

This Natural Gas Risk Management Advisory Agreement ("Agreement") is made and effective as of the ~~15th~~ 30th day of ~~February,~~ March 2006, by and between Cargill Commodity Services Inc., a Delaware corporation, doing business as Cargill Energy Services (the "Advisor" or "CES"), and Gateway Ethanol, L.L.C. ("Client"), and Cargill, Incorporated ("Cargill").

WITNESSETH

WHEREAS, CES is a commodity trading advisor and introducing broker registered with the Commodity Futures Trading Commission ("CFTC") and a member of the National Futures Association;

WHEREAS, Client desires to obtain the benefit of CES' knowledge and experience by retaining the Advisor to provide energy risk management advice (the "Advisory Program");

WHEREAS, CES desires to provide such advisory services upon the terms and conditions set forth herein; and

WHEREAS, Client and Advisor are parties to (i) that certain Master Agreement of even date herewith (the "Master Agreement")under which this Agreement constitutes a "Goods Agreement", and (ii) that certain Base Contract for Sale and Purchase of Natural Gas of even date herewith (the "NAESB Agreement").

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. ***Advisory Services.*** Client hereby retains CES to provide risk management advisory services designed to assist Client in reducing its exposure to volatility in Gas markets, and ultimately, to reduce Client's overall Gas costs (the "Advisory Services"). CES will provide such advice based in part on market direction information received from Gas traders and marketers employed by Cargill. CES' advice will consist of a customized analysis of Client's Gas portfolio, CES' view of market conditions and trends and related information, and corresponding advice regarding the use of risk management tools such as futures transactions, swaps, futures options, futures and futures option derivatives, also known as over-the-counter transactions ("OTC Transactions") and/or combinations thereof ("Risk Management Transactions").

2. ***Master Agreement.*** The terms and conditions of the Master Agreement are hereby incorporated herein by reference. To the extent any provision of the Master Agreement conflicts with a provision contained herein, the provision contained herein will control.

*Certain portions of this agreement have been omitted and filed separately with the Commission pursuant to a confidential treatment request.

Terms capitalized but not defined in this Agreement shall have the meanings ascribed to them by the Master Agreement.

3. ***Term***. The term of this Agreement shall be for eighteen (18) months beginning three (3) months prior to the start-up of the plant in Pratt, KS (the "Initial Term"). After the expiration of the Initial Term, this Agreement shall continually renew for successive eighteen (18) month terms, unless either Party gives the other Party at least six (6) months prior written notice of termination effective at the expiration of the then-current term.

4. ***Compensation.*** As compensation for the Advisory Services to be performed by CES, Client agrees to pay CES as set forth in Exhibit A attached and hereby incorporated into this Agreement by this reference.

5. ***CES' Duties.*** CES shall provide the following to Client:

(a) Market information:
  (i) CES will provide weekly energy market updates.
  (ii) CES will provide monthly reviews of Gas market fundamentals and perspectives.

(b) Administrative Support:
  (i) CES will assist Client in budget preparation.
  (ii) CES will provide access to a password-protected web site that displays Gas market information and personalized management reports.
  (iii) CES will provide customized accounting and management reports including:
    - monthly accruals for Risk Management Transactions;
    - Gas consumption forecasts by month and location, if applicable; and,
    - profit and loss statements pertaining to Risk Management Transactions.

(c) Risk Management Advisory Services:

CES will manage Client's Gas price risk management activities by designing and executing on Gas risk management strategies on Client's behalf intended to reduce Client's exposure to volatility in Gas prices. Specifically, CES will effect Risk Management Transactions on behalf of Client (without Client consultation) as contemplated and authorized by the Power of Attorney for OTC Transactions document of even date herewith, attached and hereby incorporated into this Agreement by this reference as Exhibit B. Risk Management Transactions will typically be in the form of OTC Transactions that Client will enter into with Cargill.

6. *Client Duties.* Client agrees to:

(a) provide CES with monthly Gas consumption forecasts for all business locations covered by the Advisory Program, with monthly forecasts to be projected out for two (2) years from the date of the report. In addition, Client shall provide CES with timely notification of potential material changes to its consumption forecasts.

(b) provide appropriate personnel as is necessary to work with CES to effectively implement the Advisory Program.

(c) provide CES with updated and accurate information concerning its physical procurement contracts, including pricing clauses and contractual requirements.

(d) reimburse Cargill for all third party brokerage expenses incurred by CES in executing Risk Management Transactions on Client's behalf.

7. *Standard of Liability; Risk of Loss.* Client represents and warrants that it understands the risks involved with the Advisory Program, including, without limitation, the risks set forth in the Risk Disclosure Statement, attached hereto as Exhibit C; the possibility that an entire investment may be lost and that liability could exceed Client's expectations or that the assets in Client's brokerage account (in the event that such an account has been opened to facilitate exchange-based futures transactions); the fact that such brokerage account will be subject to brokerage commissions regardless of whether profits are earned; that even if best efforts are used to close out all positions in the account at a particular time, there is no assurance that any such open positions will be closed out without incurring additional losses; and that certain fees for CES's Advisory Services will be charged regardless of whether the Advisory Program as a whole is successful. The Advisor makes no guarantee that its Advisory Program will result in a profit or will not result in a loss for Client. CES, its principals, officers, employees, agents and affiliates shall not be liable, responsible or accountable in damages or otherwise to Client, its affiliates, successors or assigns in connection with this Agreement except with respect to willful misconduct, and, other than in such circumstances, all advice provided to Client pursuant to the Advisory program is at Client's risk, and Client shall be solely liable for any losses it incurs in connection therewith under all circumstances. Client is willing and financially able to sustain such losses should they occur. CES shall not be liable to Client for the loss of any margin deposits or other Client funds or property that is the direct or indirect result of the bankruptcy, insolvency, liquidation, receivership, custodianship or assignment for the benefit of creditors of any bank, clearing or other broker, exchange, clearing organization or similar entity, or of any grain elevator or other storage facility.

8. *Advisory Services to Various Clients.* Client understands that CES may advise a variety of clients with differing degrees of risk tolerance. It is understood that such variation may result in substantial differences between the results achieved by Client and the results achieved by other clients advised by CES. CES hereby represents and

warrants that under no circumstances will it knowingly recommend or use strategies for Client that are inferior to strategies recommended or used for any other similarly situated client advised by CES, nor will it knowingly or deliberately favor any client advised by CES over Client in any way or manner.

9. ***Confidentiality.*** CES agrees to respect and protect the confidentiality of information pertaining to the Client. Client agrees to respect and protect the confidentiality of CES' strategies to the fullest extent practicable. Client shall (1) limit access to and knowledge of CES' advice, positions, trades and trading methods to those with a reasonable need to know (2) prevent others under its control from knowingly duplicating in other accounts the positions and trades recommended to Client, and (3) shall not duplicate, reprint or resell any of the advice or the printed material provided to Client by CES except with CES' advance written notice.

10. ***Exclusivity.*** During the term of this Agreement, including any renewal terms, CES will have the exclusive right to provide the Advisory Services to Client.

11. ***Margining/Collateral.*** All Risk Management Transactions shall be subject to those certain margining and collateral requirements set forth in the NAESB Agreement, which requirements shall govern collateral requirements, margin calls, and other credit-related terms and conditions of all Risk Management Transactions where Cargill is a direct counterparty to Client.

12. ***Notices.*** All notices, demands and other communications made hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or mailed by registered mail to the address stated herein, or to such other address as the parties may hereafter direct in writing:

If to CES: Cargill Energy Services
RMFS/153
12700 Whitewater Drive
Minnetonka, MN 55343
P.O. Box 9300
Minneapolis, MN 55440
Telecopier No.: 952/404-6156
Attn: CES Manager

If to Client: ____________.
____
____
____
Telecopier No.: ______
Attn: _______

13. ***Governing Law.*** This Agreement shall be construed and governed by, the laws of the State of New York without regard to principles of conflict of laws. If any one or more of the provisions of this Agreement should be held to be invalid, illegal or

unenforceable in any respect, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

14. ***Successors and Assigns.*** This Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns. Neither party may assign this Agreement nor any obligations hereunder absent the consent of the other party, which shall not be unreasonably withheld.

15. ***Events of Default and Termination Upon Event of Default.***

(a) **Events of Default.** The occurrence at any time with respect to a party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:

(i) Failure to Pay. Failure by the party to make when due, any payment, including any undisputed portion of an invoice, under this Agreement if such failure is not remedied on or before the next business day after notice of such failure is given to the party; provided, however, that it shall not constitute an event of default under this Agreement for the party to fail to make a payment while such party's obligation to make such payment is being contested in good faith by such party provided that any undisputed portion of such payment has been made;

(ii) Breach of Agreement. Failure by the party to comply with any provision of or perform any material obligation (other than an obligation to make any payment under this Agreement) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the fifth day after notice of such failure is given to the party;

(iii) Bankruptcy. The party (a) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (b) becomes insolvent or is unable to pay its debts or fails or admits its inability generally to pay its debts as they become due; (c) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (d) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (i) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (ii) is not dismissed, discharged, stayed or restrained in each case within 5 days of the institution or presentation thereof; (e) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (f) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (g) has a secured party take possession of all or

substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 5 days thereafter; (h) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (a) to (g) (inclusive); or (i) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

(b) **Right to Terminate Following Event of Default.** If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-Defaulting Party") may terminate this Agreement, by providing the Defaulting Party with at least 30 days' notice. If, however, the Event of Default occurs under Section 15(a)(iii) of this Agreement, then this Agreement shall terminate immediately upon the occurrence of said Event of Default, and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such Event of Default. No termination of this Agreement shall, however, relieve Client of the obligation to pay Cargill any sums due Cargill under this Agreement.

16. ***Counterparts***. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both of which shall constitute one and the same instrument.

17. ***Arbitration.*** All disputes and controversies arising out of this Agreement shall be settled in accordance with the arbitration provisions as set forth in Exhibit D , attached and hereby incorporated by reference.

18. ***Integration.*** The Master Agreement, this Agreement and its Exhibits, the NAESB Agreement, and the Cargill Energy Services Risk Management Disclosure Document dated January 12, 2006 set forth the complete agreement between the parties with respect to the subject matter hereof. There are no collateral agreements or representations of either party that affect this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of Client, Cargill and CES by their duly authorized representatives or officers.

GATEWAY ETHANOL, L.L.C. **CARGILL COMMODITY SERVICES, INC**

By: [signature]

Name: H. RICHARD JARBOE

Title: PRESIDENT

d/b/a CARGILL ENERGY SERVICES

By: ______________________

Name: ______________________

Title: ______________________

CARGILL, INCORPORATED

By: ______________________

Name: ______________________

Title: ______________________

By:____________________

Name:____________________

Title: ____________________

d/b/a CARGILL ENERGY SERVICES

By: Den C In

Name: Dennis C Inman

Title: President - CCS

CARGILL, INCORPORATED

By: Den C In

Name: Dennis C Inman

Title: Vice President

EXHIBIT A

COMPENSATION AND HEDGING PARAMETERS
PORTFOLIO MANAGEMENT OPTION

As compensation for CES' services provided under the Portfolio Management Option, Client shall pay CES as follows:

1. Client shall pay CES a monthly performance incentive fee (the "Performance Fee") expressed as a [*] created by CES' services for such month. For purposes of calculating the Performance Fee, "[*] means the [*] difference between the [*] and the [*]

   The Performance Fee percentage will be [*]

   Any actions taken by CES to accommodate changes in Client's consumption forecasts that are taken [*] months prior to the [*] of any [*] [*] will not be taken into account for purposes of calculating the Performance Fee.

For purposes of the foregoing, the following definitions shall apply: [*]

- [*] means (for each [*]) the [*] of the actual NYMEX [*] achieved [*], by the consumption forecast in effect [*] s prior to the [*] day of any [*] plus any third party [*]
- [*] means (for each [*]) the product of the [*] by the consumption forecast in effect [*] prior to the [*] day of any [*]
- [*] means for any particular [*] the of the [*] and the [*] as defined below:
  1. [*] shall be the [*] of the NYMEX [*] prices recorded over the [*] period starting [*] months prior to the [*] day of the NYMEX [*] or (b) the [*] of this Agreement.
  2. The shall be the [*] of the NYMEX [*] prices recorded over the [*] period starting months prior to the [*] day of the NYMEX [*] or (b) the [*] of this Agreement.

Payment Procedures:

Proceeds due Client from Cargill or due Cargill from Client with respect to Risk Management Transactions entered into by such parties will be settled monthly and invoices for Gas delivered by Cargill to Client under the NAESB Agreement shall be adjusted up or down to account for and settle such proceeds.

Third party transaction costs, if any, for Risk Management Transactions will be for the account of Client and reflected in the aforementioned proceeds.

The Management Fee and Performance Fee, if earned, will be accrued monthly and shall be invoiced together with the Gas delivered by Cargill under the NAESB Agreement, which invoice shall be adjusted upwards to account for and settle such fees.

Risk Management Process:

Risk Management Transactions will be implemented in accordance with the risk management procedures agreed between Client and CES in writing.

Risk Management Transactions shall not exceed a period of twelve (12) months from the then-current delivery month unless otherwise approved by Client and agreed by CES.

CES will give the actual fills to Client. CES does not take any proprietary positions as principal.

EXHIBIT B

POWER OF ATTORNEY FOR "PORTFOLIO MANAGEMENT OPTION" OTC TRANSACTIONS

Client hereby irrevocably appoints CES and Cargill as Client's agents and true and lawful attorneys-in-fact, in its name, place and stead, to enter NYMEX-based gas OTC Transactions in Client's name on behalf of Client subject to the limits set forth in Exhibits A of this Agreement. Client hereby agrees to indemnify and hold harmless CES, Cargill, their principals, affiliates and their respective agents, officers and directors from, and pay CES and Cargill promptly upon demand, any and all losses, costs, indebtedness and liabilities arising therefrom. Client hereby ratifies and confirms any and all transactions made by CES on behalf of or for Client, and acknowledges that Client shall have no right of prior consultation with CES or approval of particular transactions. As attorney-in-fact, CES shall be, in all matters necessary or incidental to the conduct of entering NYMEX-based OTC Transactions on behalf of Client, authorized to act for Client in the same manner and with the same force and effect as Client might or could do. The foregoing power of attorney shall be deemed to be continuing and shall remain in full force and effect until such time as this Agreement shall have been terminated pursuant to this Agreement. Such power of attorney may not be modified or limited orally or by any course of dealing between CES, Cargill and Client; any such modification or limitation being required to be in writing to be of any force or effect.

GATEWAY ETHANOL, L.L.C.

By: [signature]

Name: H. RICHARD JARBOE

Title: PRESIDENT

CARGILL COMMODITY SERVICES, INC. d/b/a CARGILL ENERGY SERVICES

By:____________________

Name:____________________

Title:____________________

CARGILL, INCORPORATED

By:____________________

Name:____________________

Title:____________________

EXHIBIT B

POWER OF ATTORNEY FOR "PORTFOLIO MANAGEMENT OPTION" OTC TRANSACTIONS

Client hereby irrevocably appoints CES and Cargill as Client's agents and true and lawful attorneys-in-fact, in its name, place and stead, to enter NYMEX-based gas OTC Transactions in Client's name on behalf of Client subject to the limits set forth in Exhibits A of this Agreement. Client hereby agrees to indemnify and hold harmless CES, Cargill, their principals, affiliates and their respective agents, officers and directors from, and pay CES and Cargill promptly upon demand, any and all losses, costs, indebtedness and liabilities arising therefrom. Client hereby ratifies and confirms any and all transactions made by CES on behalf of or for Client, and acknowledges that Client shall have no right of prior consultation with CES or approval of particular transactions. As attorney-in-fact, CES shall be, in all matters necessary or incidental to the conduct of entering NYMEX-based OTC Transactions on behalf of Client, authorized to act for Client in the same manner and with the same force and effect as Client might or could do. The foregoing power of attorney shall be deemed to be continuing and shall remain in full force and effect until such time as this Agreement shall have been terminated pursuant to this Agreement. Such power of attorney may not be modified or limited orally or by any course of dealing between CES, Cargill and Client; any such modification or limitation being required to be in writing to be of any force or effect.

GATEWAY ETHANOL, L.L.C.

By: ______________________________

Name: ______________________________

Title: ______________________________

CARGILL COMMODITY SERVICES, INC. d/b/a CARGILL ENERGY SERVICES

By: [signature]

Name: Dennis C Inman

Title: President

CARGILL, INCORPORATED

By: [signature]

Name: Dennis C Inman

Title: Vice President

EXHIBIT C

RISK DISCLOSURE STATEMENT

THE RISK OF LOSS IN TRADING COMMODITIES CAN BE SUBSTANTIAL. YOU SHOULD THEREFORE CAREFULLY CONSIDER WHETHER SUCH TRADING IS SUITABLE FOR YOU IN LIGHT OF YOUR FINANCIAL CONDITION. IN CONSIDERING WHETHER TO TRADE OR TO AUTHORIZE SOMEONE ELSE TO TRADE FOR YOU, YOU SHOULD BE AWARE OF THE FOLLOWING:

IF YOU PURCHASE A COMMODITY OPTION YOU MAY SUSTAIN A TOTAL LOSS OF THE PREMIUM AND OF ALL TRANSACTION COSTS.

IF YOU PURCHASE OR SELL A COMMODITY FUTURE OR SELL A COMMODITY OPTION YOU MAY SUSTAIN A TOTAL LOSS OF THE INITIAL MARGIN FUNDS AND ANY ADDITIONAL FUNDS THAT YOU DEPOSIT WITH YOUR BROKER TO ESTABLISH OR MAINTAIN YOUR POSITION. IF THE MARKET MOVES AGAINST YOUR POSITION, YOU MAY BE CALLED UPON BY YOUR BROKER TO DEPOSIT A SUBSTANTIAL AMOUNT OF ADDITIONAL MARGIN FUNDS, ON SHORT NOTICE, IN ORDER TO MAINTAIN YOUR POSITION. IF YOU DO NOT PROVIDE THE REQUESTED FUNDS WITHIN THE PRESCRIBED TIME, YOUR POSITION MAY BE LIQUIDATED AT A LOSS, AND YOU WILL BE LIABLE FOR ANY RESULTING DEFICIT IN YOUR ACCOUNT.

UNDER CERTAIN MARKET CONDITIONS, YOU MAY FIND IT DIFFICULT OR IMPOSSIBLE TO LIQUIDATE A POSITION. THIS CAN OCCUR, FOR EXAMPLE, WHEN THE MARKET MAKES A "LIMIT MOVE."

THE PLACEMENT OF CONTINGENT ORDERS BY YOU OR YOUR TRADING ADVISOR, SUCH AS A "STOP-LOSS" OR "STOP-LIMIT" ORDER, WILL NOT NECESSARILY LIMIT YOUR LOSSES TO THE INTENDED AMOUNTS, SINCE MARKET CONDITIONS MAY MAKE IT IMPOSSIBLE TO EXECUTE SUCH ORDERS.

A "SPREAD" POSITION MAY NOT BE LESS RISKY THAN A SIMPLE "LONG" OR "SHORT" POSITION.

THE HIGH DEGREE OF LEVERAGE THAT IS OFTEN OBTAINABLE IN COMMODITY TRADING CAN WORK AGAINST YOU AS WELL AS FOR YOU. THE USE OF LEVERAGE CAN LEAD TO LARGE LOSSES AS WELL AS GAINS.

IN SOME CASES, MANAGED COMMODITY ACCOUNTS ARE SUBJECT TO SUBSTANTIAL CHARGES FOR MANAGEMENT AND ADVISORY FEES.

IT MAY BE NECESSARY FOR THOSE ACCOUNTS THAT ARE SUBJECT TO THESE CHARGES TO MAKE SUBSTANTIAL TRADING PROFITS TO AVOID DEPLETION OR EXHAUSTION OF THEIR ASSETS. THIS AGREEMENT CONTAINS, AT EXHIBIT A, A COMPLETE DESCRIPTION OF EACH FEE TO BE CHARGED TO YOUR ACCOUNT BY THE COMMODITY TRADING ADVISOR.

THIS BRIEF STATEMENT CANNOT DISCLOSE ALL THE RISKS AND OTHER SIGNIFICANT ASPECTS OF THE COMMODITY MARKETS. YOU SHOULD THEREFORE CAREFULLY STUDY THIS DISCLOSURE DOCUMENT AND COMMODITY TRADING BEFORE YOU TRADE.

THIS COMMODITY TRADING ADVISOR IS PROHIBITED BY LAW FROM ACCEPTING FUNDS IN THE TRADING ADVISOR'S NAME FROM A CLIENT FOR TRADING COMMODITY INTERESTS. YOU MUST PLACE ALL FUNDS FOR TRADING IN THIS TRADING PROGRAM DIRECTLY WITH A FUTURES COMMISSION MERCHANT.

EXHIBIT D

ARBITRATION AGREEMENT

The undersigned ("Client") hereby agrees that any claim, dispute or controversy ("dispute") between Client and CES or any of CES' employees, principals, affiliates, or agents, or its or their respective successors or assigns ("affiliated persons") arising directly or indirectly from or otherwise in connection with: the foregoing Gas Risk Management Advisory Agreement or any other document or agreement now or hereafter existing that relates to any of Client's accounts managed by CES; or any transaction effected pursuant to such agreement or document shall, except as provided below, be resolved by binding arbitration before a forum chosen in accordance with the following procedure.

At such time as Client notifies CES that Client intends to submit a dispute to arbitration, or at such time as CES or any of its affiliated persons notifies Client that CES or any of its affiliated persons intends to submit a dispute to arbitration, Client will have the opportunity to choose a forum from a list of two or more qualified forums provided by CES. A "qualified forum" is an organization whose procedures for conducting arbitrations comply with the requirements of Commodity Futures Trading Commission ("CFTC") Rule 180.2.

As required b y CFTC regulations, CES or any of CES' affiliated persons who is a party to any dispute arbitrated pursuant to this Arbitration Agreement shall pay any additional fees which may be assessed by the arbitrators for a mixed arbitration panel, unless the arbitrators determine that Client has acted in bad faith in initiating or conducting the arbitration. A "mixed arbitration panel" is an arbitration panel composed of at least one or more persons, of which at least a majority are not members or associated with a member of a contract market or employee thereof, and which are not otherwise associated with a contract market.

Any reward rendered in any arbitration conducted pursuant to this Arbitration Agreement shall be final and binding on and enforceable against Client in accordance with the substantive law of Illinois, and judgment may be entered on any such award by any court having jurisdiction thereof.

THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSIONS ("CFTC"), AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE

MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, YOU (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW; AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR CES OR ANY OF ITS AFFILIATED PERSONS MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF CES OR ANY OF ITS AFFILIATED PERSONS INTEND TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATION" PROCEEDING BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

YOU NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH CES. SEE 17 CFR 180.1-180.5.

GATEWAY ETHANOL, L.L.C.

BY: [signature]

H. Richard Jarboe, President

Date: February 15, 2006